SIX CIRCLES® TRUST

Six Circles Credit Opportunities Fund

Supplement dated December 4, 2020

to the Summary Prospectus and Prospectus dated August 19, 2020

Effective immediately, Kathryn P. Glass, CFA, Thomas Scherr, CFA and Steven J. Wagner of Federated Investment Management Company (“Federated”) are added as portfolio managers to the Six Circles Credit Opportunities Fund (the “Fund”). Accordingly, effective immediately, the portfolio manager information for Federated in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Federated

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Mark E. Durbiano, CFA	Inception	Senior Portfolio Manager; Head of Domestic High Yield Group
Kathryn P. Glass, CFA	2020	Portfolio Manager
Thomas Scherr, CFA	2020	Portfolio Manager
Steven J. Wagner	2020	Senior Portfolio Manager

In addition, effective immediately, the “The Funds’ Management and Administration — The Portfolio Managers — Sub-Advisers and Sub-Sub-Advisers — Federated — Portfolio Managers” section of the Prospectus is hereby deleted in its entirety and replaced by the following:

Portfolio Managers:

Mark Durbiano, CFA, Kathryn P. Glass, CFA, Thomas Scherr, CFA and Steven J. Wagner serve as portfolio managers for the Fund.

Mark E. Durbiano, CFA, Senior Portfolio Manager, Head of the Domestic High Yield Group, has managed the Fund since inception, and is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield sector. Mr. Durbiano joined Federated in 1982 and has been Senior Portfolio Manager and Senior Vice President since 1996. He received a B.A. from Dickinson College and an M.B.A. from University of Pittsburgh. Mr. Durbiano has 38 years of investment experience.

Kathryn P. Glass, CFA, Portfolio Manager, Senior Investment Analyst, is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield sector. Ms. Glass joined Federated in 1999. She received a B.A. from University of Pittsburgh, an M.A. from Cornell University and an M.S.I.A. from Carnegie Mellon University. Ms. Glass has 23 years of investment experience.

Thomas Scherr, CFA, Portfolio Manager, Senior Investment Analyst, is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield sector. Mr. Scherr joined Federated in 2006. He received a B.S. from Lehigh University and an M.B.A. from Carnegie Mellon University. Mr. Scherr has 14 years of investment experience.

Steven J. Wagner, Senior Portfolio Manager, Senior Investment Analyst, is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield and leveraged loan sectors. Mr. Wagner joined Federated in 1997. He received a B.S. from Boston College and an M.B.A. from University of Pittsburgh. Mr. Wagner has 23 years of investment experience.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2020-24